UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) April 11, 2006
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                         Comdisco Holding Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   000-499-68                             54-2066534
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             (Commission File Number)         (IRS Employer Identification No.)

   5600 NORTH RIVER ROAD, SUITE 800  ROSEMONT, ILLINOIS              60018
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       (Address of Principal Executive Offices)                    (Zip Code)

                                 (847) 698-3000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On April 11, 2006, Comdisco, Inc., a subsidiary of Comdisco Holding Company, Inc. (the "Company"), amended and restated its agreements with Windspeed Acquisition Fund GP, LLC ("Windspeed"). Windspeed manages the ongoing management and liquidation of Comdisco Ventures, Inc.'s warrant and equity investment portfolio. The amended and restated agreements extend the term of the agreements for an additional two-year period, or until February 20, 2009, and provide for certain fixed and declining management fees for Windspeed during such extended term. In addition, the amended and restated agreements changed the various percentages at which Windspeed will share in net receipts after the Company has realized a specific amount.

         A copy of the Second Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund A, LLC, dated as of April 11, 2006, by and among Comdisco, Inc., Windspeed and Comdisco Ventures Fund B, LLC is attached hereto as Exhibit 10.1 and is incorporated in its entirety herein by reference. A copy of the Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of April 11, 2006, by and among Comdisco, Inc., Windspeed and Windspeed Acquisition Fund, L.P. is attached hereto as Exhibit 10.2 and is incorporated in its entirety herein by reference.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
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     10.1         Second Amended and Restated Limited Liability Company
                  Agreement of Comdisco Ventures Fund A, LLC, dated as of April
                  11, 2006, by and among Comdisco, Inc., Windspeed Acquisition
                  Fund GP, LLC and Comdisco Ventures Fund B, LLC

     10.2 Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of April 11, 2006, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Windspeed Acquisition Fund, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMDISCO HOLDING
                                              COMPANY, INC.


Dated: April 11, 2006                         By:  /s/ Robert E. T. Lackey
                                                   ------------------------
                                              Name:  Robert E. T. Lackey
                                              Title: Authorized Representative

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

     10.1 Second Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund A, LLC, dated as of April 11, 2006, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Comdisco Ventures Fund B, LLC

     10.2 Amended and Restated Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of April 11, 2006, by and among Comdisco, Inc., Windspeed Acquisition Fund GP, LLC and Windspeed Acquisition Fund, L.P.